BlackRock Insured Municipal Income Investment Trust

77Q1(a):

Copies of material amendments to Registrant’s by-laws

Amended and Restated By-Laws of the Registrant is hereby incorporated by reference to the Registrant’s Form 8-K on October 29, 2010 (SEC Accession No. 0001193125-10-240141 (34 Act)).